AMENDMENT NO. 1 TO CONVERTIBLE DEBENTURE PURCHASE AGREEMENT


      This Amendment No. 1 to the Convertible Debenture Purchase Agreement (the "Amendment") is made and entered into on this ___ day of April, 2004, by and between Orange Soda, Inc., a Delaware corporation (the "Company") and HEM Mutual Assurance LLC., a limited liability corporation organized under the laws of the State of Colorado (the "Purchaser").

RECITALS.

A. The parties described above entered into Convertible Debenture Purchase Agreement on the 27th day of October, 2003, a copy of which is attached hereto and made a part hereof as Exhibit A hereto (the "Purchase Agreement").

B. The parties have elected to amend the terms of Exhibits A-3 and K-2 and have elected to reduce the amendment to writing as provided for herein.

      Now, therefore in consideration of the mutual covenants contained herein and other good and viable consideration the receipt and sufficiency of which is hereby acknowledged, each of the parties agrees as follows:

      1. Amendement of Purchase Agreement. (a) All references in the Purchase Agreement to "Exhibit A-3" shall be read as "Exhibit A-3a, Exhibit A-3b and Exhibit A-3c".

      (b) All references in the Purchase Agreement to "Exhibit K-2" shall be read as "Exhibit K-2a, Exhibit K-2b and Exhibit K-2c".

      (c) All references in the Purchase Agreement to "Note C" shall be read as "Note C1, Note C2 and Note C3".

      (d) All references in the Purchase Agreement to "First Debenture C" shall be read as references to "First Debenture C1, First Debenture C2 and First Debenture C3".

      (e) Exhibit A-3 of the Purchase Agreement is hereby replaced with Exhibit B hereto.

      (f) Exhibit K-2 of the Purchase Agreement is hereby replaced with Exhibit C hereto.

      2. Entire Agreement. This Amendment constitutes the entire agreement among the parties. No provision hereof may be amended, modified or waived except in writing, executed by all parties hereto. This Amendment supercedes all prior negotiations, representations and agreements made by and among the parties with respect to the subject matter referred to above. The illegality of any provision of this Amendment shall not render any other provision hereof illegal or otherwise affect the enforceability of this Amendment.

      3. Binding Effect; Benefits. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns. Nothing in this Amendment, express or implied, is intended to confer on any person other than the parties hereto or their respective heirs, administrators, executors, successors and permitted assigns, any rights, remedies, obligations or liabilities.

      4. Governing Law and Jurisdiction. This Amendment shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts to be made and performed entirely within the state and no defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding herein, unless such defense is also given or allowed by the laws of the State of New York and not waived hereby. The courts of the State of New York shall have exclusive jurisdiction over all controversies or disputes relating to or arising out of this Amendment, including without limitation, with respect to the interpretation, performance or breach of this Amendment. The parties consent to personal jurisdiction in the courts of such State and agree that process may be served upon them in any such action by prepaid air courier with simultaneous notice to such parties' counsel herein named, at the address set forth herein or on the signature page hereto, or in any other manner permitted by New York law.

      5. Headings. Headings in this Amendment are for reference purposes only and shall not be deemed to have any substantive effect.

      6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same instrument.

      7. Facsimile Signatures. This Amendment may be signed by facsimile copy and shall be valid and binding upon delivery by facsimile of a signed copy.

                     [SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    Orange Soda, Inc.


                                    By:
                                       ---------------------------
                                    Name:  Steve Careaga
                                    Title: President
                                           -----------------------


                                    HEM MUTUAL ASSURANCE LLC

                                    By:
                                       ---------------------------
                                    Name:  Pierce Loughran
                                    Title: Manager

                                   EXHIBIT A

                                   EXHIBIT B

                                   EXHIBIT C


                                                                          Page 6